Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
12. COMMITMENTS AND CONTINGENCIES
Commitments
The Company enters into contractual agreements with various suppliers in the normal course of its business. All contracts are terminable, with varying provisions regarding termination. If a contract with a specific vendor were to be terminated, the Company would only be obligated for the products or services that the Company had received through the time of termination.
The Company is also party to commitments, which are described elsewhere in these consolidated financial statements: Lease commitments, as described in Note 10,
 Leases,
and royalty and maintenance based commitments, as described in Note 11,
 License Agreements.
Contingencies
In connection with the Merger, the Company and its designated rights agent entered into a contingent value rights agreement (the “CVR Agreement”). Pursuant to the CVR Agreement, each holder of AVROBIO common stock immediately prior to the closing received a contractual contingent value right (“CVR”) subject to and in accordance with the terms and conditions of the CVR Agreement, representing the contractual right to receive a pro rata portion of any net proceeds, if any, resulting from a disposition of certain AVROBIO intellectual property (including a license of AVROBIO’s pre-closing
assets as defined in the CVR Agreement) after the closing and prior to the
18-month
anniversary of the closing, received within a
10-year
period following the closing; provided that no contingent payment will be payable to any holder of the CVRs until such time as the then-outstanding and undistributed proceeds exceeds $0.4 million in the aggregate. The Company believes that any receipt of payments resulting from the disposition of AVROBIO’s pre-closing
assets described in the CVR Agreement are highly susceptible to factors outside the Company’s influence that are not expected to be resolved within the timeline outlined in the CVR Agreement, if at all. In particular, these amounts are primarily influenced by the actions and judgments of third parties and the buyers of such assets and are based on the buyers of such assets progressing the specific platform and intellectual property and early stage of research and development programs. If the Company were to record a receivable for such contingent payments, it would also record a corresponding liability. As of December 31, 2024, no receivables or liabilities were recorded on the Consolidated Balance Sheet relating to such contingent payments.
From time to time, the Company may have certain contingent liabilities that arise in the ordinary course of its business activities. The Company accrues a liability for such matters when it is probable that future expenditures will be made and that such expenditures can be reasonably estimated. Significant judgment is required to determine both probability and the estimated amount. There are no matters pending that the Company currently believes are reasonably possible or probable of having a material impact to the Company’s financial position, results of operations, or statements of cash flows.
In the normal course of operations, the Company may become involved in various legal proceedings. As of December 31, 2024 and 2023, the Company has not recorded accruals for probable losses related to any existing or pending litigation as the Company’s management has determined that there are no matters where a potential loss is probable and reasonably estimable. The Company does not believe that any existing or pending claims would have a material impact on the Company’s consolidated financial statements.